EXHIBIT 10.9

RENEWAL AND EXTENSION
PROMISSORY NOTE

RENEWING AND EXTENDING THE UNPAID PRINCIPAL BALANCE OF THAT CERTAIN PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL SUM OF FORTY-SIX THOUSAND, SEVEN HUNDRED FIFTY-FIVE AND NO/100 UNITED STATES DOLLARS ($46,755.00) DATED NOVEMBER 15, 2013, EXECUTED BY SHIFT8 NETWORKS, INC. AND PAYABLE TO THE ORDER OF ARTHUR L. SMITH

$46,755.00	Bexar County, Texas	January 31, 2015

FOR VALUE RECEIVED, SHIFT8 NETWORKS, INC., a Texas corporation (the “Debtor”), promises to pay to the order of ARTHUR L. SMITH, an individual resident of Bexar County, Texas (the “Payee”), the sum of FORTY-SIX THOUSAND, SEVEN HUNDRED FIFTY-FIVE AND NO/100 UNITED STATES DOLLARS ($46,755.00) in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, together with interest on the outstanding principal amount hereof at the rate of three and no/100ths percent (3.00%) per annum, computed on the basis of a 360-day year and 30-day months.  All payments shall be made to Payee at 8023 Hermosa Hill, San Antonio, Texas 78256, or such other location as Payee shall notify Debtor in writing.

This Note shall be payable in a single payment of principal and accrued interest on the October 31, 2015 (the “Maturity Date”). If the Maturity Date shall be a Saturday, Sunday, or day on which Payees in San Antonio, Texas, or the place of payment are authorized or required to be closed, such payment shall be made on the next following day that is not a Saturday, Sunday or day on which Payees in San Antonio, Texas, or the place of payment are authorized or required to be closed and interest thereon shall continue to accrue thereon until such date. Interest shall continue to accrue at the required rate hereunder until any such payment is made.

Debtor has the privilege of making prepayments on this Note from time to time in any amount without penalty provided that any such prepayment shall be applied to accrued and unpaid interest on this Note and the balance, if any, to the principal amount payable under this Note.

It shall constitute an event of default hereunder (an “Event of Default”):

(A) if the principal of or interest on the outstanding principal amount shall not be paid within ten (10) business days after receipt of written notice of default from Payee following the date that such payment is due and payable,

(B) upon the (i) bankruptcy or insolvency of Debtor; (ii) the filing of a voluntary or involuntary proceeding in bankruptcy or receivership of Debtor in a court of competent jurisdiction and, in the case of an involuntary filing with respect to which Debtor did not consent, the continuance of such proceeding for a period of ninety (90) days without dismissal; (iii) the entry into any arrangement, composition or reorganization for the benefit of creditors of Debtor, or

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(C) upon (i) the sale, assignment or other transfer, direct or indirect, in one or more transactions of greater than 50% of the capital stock or all or substantially all of the assets of Debtor or (ii) the merger or consolidation of Debtor with any other entity.

Time is of the essence of this Note, and Debtor expressly agrees that in the event of default, Payee may declare the entirety of this Note immediately due and payable (except that upon the occurrence of an event of default pursuant to subparagraph (B) above, the entirety of this Note shall become immediately due and payable without any action by Payee). In the event that any payment is not made when due, either of principal or interest, and whether upon maturity or as a result of acceleration, interest shall thereafter accrue at the rate per annum equal to the lesser of (i) the highest lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law) (the “Maximum Lawful Rate”) and (ii) ten percent (10.00%) per annum, from such date until the entire balance of principal and accrued interest on this Note has been paid. Upon the occurrence of any default hereunder, Payee shall also have the right to exercise any and all of the rights, remedies and recourses now or hereafter existing in equity, law, by virtue of statute or otherwise.

DEBTOR AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, DISHONOR, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST AND ANY OTHER NOTICES OR CONDITIONS TO THE OBLIGATIONS OF DEBTOR UNDER THIS NOTE. DEBTOR AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, VALUATION, STAY, EXTENSION, REDEMPTION, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW OR HEREAFTER PROVIDED BY THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA AND OF EACH STATE THEREOF, BOTH AS TO ITSELF AND IN AND TO ALL OF ITS PROPERTY, REAL AND PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THIS NOTE AND CONSENT TO ALL RENEWALS, EXTENSIONS AND AMENDMENTS OF THIS NOTE.

No failure to exercise and no delay on the part of Payee in exercising any power or right in connection herewith shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between Debtor and Payee shall operate as a waiver of any right of Payee. No modification or waiver of any provision of this Note or any consent to any departure there from shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. All remedies hereunder or by law afforded shall be cumulative and shall be available.

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In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial proceeding whatsoever, or if any action be had hereon, then Debtor agrees and promises to pay an additional amount as reasonable, calculated and foreseeable attorneys’ and collection fees incurred by Payee in connection with enforcing its rights herein contemplated.

It is expressly stipulated and agreed to be the intent of Debtor and Payee at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the indebtedness evidenced by this Note (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to this Note, (ii) contracted for, charged, taken reserved or received by reason of Payee’s exercise of the option to accelerate the maturity of this Note, or (iii) Debtor will have paid or Payee will have received by reason of any prepayment by Debtor of this Note, then it is Debtor’s and Payee’s express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Payee shall be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Debtor), and the provisions of this Note shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Note has been paid in full before the end of the stated term of this Note, then Debtor and Payee agree that Payee shall, with reasonable promptness after Payee discovers or is advised by Debtor that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Debtor and/or credit such excess interest against this Note then owing by Debtor to Payee. Debtor hereby agrees that as a condition precedent to any claim or counterclaim (in which event such proceeding shall be abated for such time period) seeking usury penalties against Payee, Debtor will provide written notice to Payee, advising Payee in reasonable detail of the nature and amount of the violation, and Payee shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Debtor or crediting such excess interest against this Note then owing by Debtor to Payee. All sums contracted for, charged, taken, reserved or received by Payee for the use, forbearance or detention of any debt evidenced by this Note shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this Note (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this Note does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this Note for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code apply to this Note. To the extent that Payee is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note, Payee will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Payee will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Debtor as provided by applicable law now or hereafter in effect.

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Debtor is and shall be obligated to pay all principal, interest and any and all other amounts which become payable under this Note absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. Any check, draft, money order, or other instrument given in payment of all or any portion of this Note may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee except to the extent that actual cash proceeds of such instruments are unconditionally received by Payee. If at any time any payment of the principal of or interest on this Note is shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Debtor and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

Debtor agrees that this Note shall be freely assignable to any assignee of Payee, subject to compliance with applicable securities laws. The terms and provisions of this Note shall be binding upon Debtor and its successors and assigns, and shall inure to the benefit of Payee and his heirs, successors and assigns and any subsequent holder of this Note.

Debtor represents and warrants that the extension of credit represented by this Note is for business, commercial, investment, or other similar purposes and not primarily for personal, family, household or agricultural use.

Wherever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE, THE SECURITY AGREEMENT, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ACTIONS OF PAYEE IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN SET FORTH HEREIN.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF Texas; PROVIDED THAT PAYEE SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW. THIS NOTE HAS BEEN ENTERED INTO IN BEXAR COUNTY, Texas, AND IS PERFORMABLE FOR ALL PURPOSES IN BEXAR COUNTY, Texas. THE PARTIES HEREBY AGREE THAT ANY LAWSUIT, ACTION, OR PROCEEDING THAT IS BROUGHT (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ACTIONS OF PAYEE IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT OF HEREOF OR THEREOF SHALL BE BROUGHT IN A STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN BEXAR COUNTY, Texas. DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH LAWSUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND (C) FURTHER WAIVES ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED.

THIS NOTE AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN DEBTOR AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS.

This Note is given in renewal, extension and rearrangement and not in payment or satisfaction of the unpaid principal balance of the existing indebtedness owing on that certain promissory note in the original principal sum of FORTY-SIX THOUSAND, SEVEN HUNDRED FIFTY-FIVE AND NO/100 UNITED STATES DOLLARS ($46,755.00) dated November 15, 2013, executed by Debtor and payable to the order of ARTHUR L. SMITH, an individual resident of Bexar County, Texas, and said rights, priorities, titles, liens, security interests and equities are expressly recognized as valid and subsisting and are in all things renewed, continued and preserved in force to secure the payment of this Note.

[Signature page follows]

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IN WITNESS WHEREOF, Debtor has executed this Note as of the date first above written.

SHIFT8 NETWORKS, INC.

By:	/s/Antonio Estrada
Name:	Antonio Estrada
Title:	CFO

ARTHUR L. SMITH

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith

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